Exhibit 10.3

NCCA

SIGNING DAY SPORTS

AGREEMENT

DATE: September 15, 2021
COMPANY: Signing Day Sports ("Sponsor")

1. TERM:
This Marketing Agreement ("Agreement") relates to sponsorship opportunities and the specific inventory listed herein below. The North Carolina Coaches Association (NCCA) appreciates your commitment. Sponsor and NCCA agree that the following terms and conditions are applicable to this Agreement. Signing Day Sports will become the official Recruiting Platform Sponsor of the NCCA.

This Agreement will commence on September 15 for a term of one (1) year, expiring on September 14, 2022

NCCA COMMITMENT TO SPONSOR FOR AGREEMENT YEAR

a. Exclusive endorsement as the official Recruiting Platform for NCCA.
b. One Booth Space (two persons) for NCCA Clinic in July .
c. Ad Space in 3 NCCA Digital Newsletters.
d. Email Promotion of Signing Day Sports to High School Coaches (All Sports active on SDS platform).
e. Website Promotions on www.nccoach.org and www.eastwestallstars.com including digital ad space.
f. 1-Page Print Ad in Game Program/Year Book.

2. ADDITIONAL TERMS OF AGREEMENT
NCCA recognizes that Sponsor will sell and provide a SaaS-based technology platform to schools which in turn will help student-athletes to own their own future through a mobile app, for high school programs to strengthen their data analytics & skills management, and to extend college program's reach in identifying potential student-athletes.

This Agreement can be renewed by mutual agreement for successive one (1) year terms. Both parties reserve the right to make any changes to terms .

3. SPONSOR COMMITMENT
In consideration for all the benefits listed in this Agreement, Sponsor shall contribute payments as follows:

- $3,500 as a sponsor for the initial year as outlined in this Agreement.
- Payment will be due on October 15 of each year (initially and if renewed).

NORTH CAROLINA COACHES ASSOCIATION (NCCA)

DN: cn=Phil Weaver, o=N C Coaches Association, ou, email=pweaver@nccoach.org, c=US
Date: 2021.09.03 11:36:51 -04'00'

By its Authorized Agent

Phil Weaver

Printed Name

9/3/21

Date

SIGNING DAY SPORTS

By its Authorized Agent

Justin Stalek

Printed Name

9/3/2

Date